  NUMBER                                                      SHARES
                                AEHR
ATS                       TEST SYSTEMS [LOGO]               __________

INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR STATEMENTS
OF THE STATE OF CALIFORNIA                               RELATING TO RIGHTS,
                                                    PREFERENCES, PRIVILEGES AND
                                                       RESTRICTIONS, IF ANY

                                                         CUSIP 00760J 10 8

     THIS CERTIFIES THAT



     is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE OF

----------------------------                   ----------------------------
---------------------------- AEHR TEST SYSTEMS ----------------------------
----------------------------                   ----------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:
                                AEHR TEST SYSTEMS
       /s/ Gary L. Larson            SEAL            /s/ Rhea J. Posedel
        VICE PRESIDENT                                    PRESIDENT
    AND CHIEF FINANCIAL OFFICER                  AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
 U.S. STOCK TRANSFER CORPORATION
       TRANSFER AGENT AND REGISTRAR

BY

         AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                 UNIF GIFT MIN ACT -        Custodian
     TEN ENT - as tenants by the entireties                             -----------------------------
     JT TEN  - as joint tenants with right of                             (Cust)         (Minor)
               survivorship and not as tenants                          under Uniform Gifts to Minors
               in common                                                Act
                                                                           --------------------------
                                                                                   (State)
                                                    UNIF TRF MIN ACT  -       Custodian (until age____)
                                                                        ------------------------------
                                                                        (Cust)
                                                                               under Uniform Transfers
                                                                        ------
                                                                        (Minor)
                                                                        to Minors Act
                                                                                     -----------------
                                                                                         (State)


          Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

  --------------------------------------


-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

--------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------


                                 X
                                  ------------------------------------------
                                 X
                                  ------------------------------------------
                                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                         NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed


By
  ---------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.